UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 9, 2006

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85248
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
     Amkor Technology, Inc. (the “Company”) will not file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the “Form 10-Q”) by today’s filing deadline for the reasons described below. The Company will file a Notification of Late Filing on Form 12b-25 on August 10, 2006. The Company plans to file its Form 10-Q as soon as practicable, but does not expect that it will be filed on or before the fifth calendar day following the required filing date as prescribed in Rule 12b-25.
     As indicated in a press release issued on July 26, 2006, the Company’s board of directors has established a special committee comprised of independent directors to conduct a review of the Company’s historical stock option practices. The special committee will be assisted by independent outside legal counsel. At this time, the special committee has neither completed its review, nor reached any preliminary or final conclusions about the Company’s stock option practices. As a result, the Company will not be in a position to file its Form 10-Q by today’s deadline. The Company intends to file its Form 10-Q as soon as practicable.
     Note: This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the review to be conducted by the special committee and the Company’s intent to file its Form 10-Q as soon as practicable. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Important factors that could cause actual results to differ materially include: the results and findings of the review by the special committee; the impact, if any, of such results or findings on the financial statements of the Company; the Company’s inability to timely file reports with the Securities and Exchange Commission; risks associated with the Company’s inability to meet NASDAQ requirements for continued listing; and risks of litigation and governmental or other regulatory inquiry or proceedings arising out of or related to the Company’s historical stock option practices. Therefore, any forward-looking statements in this Form 8-K should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006	Amkor Technology, Inc.

/s/ Kenneth T. Joyce

Kenneth T. Joyce
Executive Vice President and Chief Financial Officer